UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

LIZ CLAIBORNE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, May 15, 2008

You can view the Annual Report and Proxy
Statement for Liz Claiborne, Inc. on the Internet:
http://bnymellon.mobular.net/bnymellon/ liz

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.
The 2008 Annual Meeting of Stockholders of Liz Claiborne, Inc. (the “Company”) will be held at our offices at 1441 Broadway, New York, New York, on Thursday, May 15, 2008 at 10:00 a.m. local time. For directions please call 212-626-5777.
     Proposals to be considered at the Annual Meeting:
(1)	to elect four Directors to serve until the 2011 annual meeting of stockholders of the Company;

(2)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2008;

(3)	to vote on a stockholder proposal concerning simple majority vote; and

(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.
Management recommends a vote “FOR” Items 1 and 2.
Management recommends a vote “AGAINST” Item 3.

CONTROL NUMBER
â

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter your control number

     If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for receiving a copy. Please make your request for a copy as instructed below on or before May 2, 2008 to facilitate a timely delivery.
The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/liz
•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended December 29, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
     To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper or e-mail copy by logging onto http://bnymellon.mobular.net/bnymellon/liz. You will also have the opportunity to make a request to receive paper or e-mail copies for future meetings.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER LOCATED ON THE PRIOR PAGE WHEN YOU REQUEST A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Liz Claiborne, Inc. are available to review at:
http://bnymellon.mobular.net/bnymellon/liz
Have this notice available when you request a PAPER or E-MAIL copy of the Proxy Materials, when you want to view your Proxy Materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.